        For holders of shares of common stock of Litton Industries, Inc.

                             LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
                       (together with associated rights)
                                       of
                            Litton Industries, Inc.
                                      for
   any of the following, at the election of tendering holders of Common Stock
            $80.00 net per share, in cash, not subject to proration
                                       or
   $80.25 in market value (as described in the Offer) of shares of NNG, Inc.
                                 Common Stock,
                              subject to proration
                                       or
               0.80 shares of NNG, Inc. Series B Preferred Stock,
                              subject to proration

                 Pursuant to the Offer to Purchase or Exchange
                             Dated February 1, 2001
                                       of
                                   NNG, INC.
                          a wholly owned subsidiary of
                          Northrop Grumman Corporation

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON THURSDAY, MARCH 1, 2001, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                            EQUISERVE TRUST COMPANY

            By Mail:                            By Hand:                    By Overnight Delivery:

     EQUISERVE TRUST COMPANY            EQUISERVE TRUST COMPANY            EQUISERVE TRUST COMPANY
         P.O. Box 842010              c/o Securities Transfer and            40 Campanelli Drive
Boston, Massachusetts 02284-2010        Reporting Services, Inc.        Braintree, Massachusetts 02184
                                      100 William Street--Galleria
                                        New York, New York 10038

By Facsimile Transmission:             Confirm Receipt of Facsimile
(for Eligible Institutions
          Only)                             by Telephone Only:

      (781) 575-4826                          (781) 575-4816
            or
      (781) 575-4827

   Delivery of this Letter of Transmittal to an address other than as set forth above, or transmissions of instructions via a facsimile number other than as set forth above, will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. You must sign this Letter of Transmittal in the appropriate space provided therefor, with signature guarantee if required, and complete the substitute form W-9 set forth below. See Instruction 9.

   This Letter of Transmittal is to be used for the tender of Litton common stock. Tendering stockholders must utilize this form to:

  . select among cash, NNG common stock and NNG preferred stock to be exchanged for tendered shares; and

  . elect among Alternatives A, B and C with respect to tenders for NNG preferred stock and between Alternatives A and B with respect to tenders for NNG common stock, in case proration is required.

   Any holder who completes this Letter of Transmittal and tenders shares of Litton common stock without specifying that such holder desires to receive shares of NNG common stock or NNG preferred stock, will be deemed to have requested Cash for the shares of Litton common stock so tendered.

                     LITTON COMMON STOCK TENDERED FOR CASH

   Each holder of Litton common stock who elects to receive cash for such shares will receive $80.00 for each share so tendered.

   Holders of shares of Litton common stock who previously completed and returned the Letter of Transmittal sent with the offer to purchase dated January 5, 2001 (the "Original Letter of Transmittal") tendering their shares of Litton common stock and who continue to desire to exchange for Cash the same number of shares of Litton common stock as requested in the Original Letter of Transmittal do not need to take any action. Such tenders will be assigned to NNG.

   Please indicate below the number of shares of Litton common stock tendered herewith for cash by filling in the requested information in the following chart:

                                                      Litton Common Stock Certificate(s)
                                                     and Share(s) of Litton common stock
  Name(s) and address(es) of registered holder(s)                  tendered
  (Please fill in exactly as name(s) appear(s) on   (attach additional list if necessary).
        Litton Common Stock Certificate(s))                   See Instruction 3.
-------------------------------------------------------------------------------------------
                                                                 Total Number   Number of
                                                                 of Shares of   Shares of
                                                      Litton    Litton common     Litton
                                                   Common Stock     stock      common stock
                                                   Certificate  Represented by Tendered for
                                                    Number(s)*  Certificate(s)    cash**
                                                 ------------------------------------------

                                                 ------------------------------------------

                                                 ------------------------------------------

                                                 ------------------------------------------

                                                 ------------------------------------------

                                                 ------------------------------------------
                                                   Total shares
                                                    of Litton
                                                   common stock

* Need not be completed by stockholder delivering by book-entry transfer.
** Unless otherwise indicated it will be assumed that all Litton common stock evidenced by any certificates delivered to the Depositary are being tendered for cash. See Instruction 4.

                    LITTON COMMON STOCK TENDERED FOR SHARES
                   OF NNG COMMON STOCK OR NNG PREFERRED STOCK

   Holders who desire to exchange shares of Litton common stock for NNG common stock or NNG preferred stock, should carefully read and understand the following information.

   The total number of shares of NNG common stock and NNG preferred stock that will be issued in exchange for Litton common stock is limited, as described in the Offer to Purchase. If Litton stockholders in the aggregate elect that shares of Litton common stock be exchanged for more shares of NNG common stock or NNG preferred stock than are available for exchange, such elections will be reduced on a pro rata basis as described in the Offer to Purchase until the number of shares of NNG common stock and NNG preferred stock available in the Offer is sufficient to satisfy the remaining elections.

   Three alternatives are available for selection by holders of Litton common stock who elect to receive NNG preferred stock in exchange for their Litton common stock. Two alternatives are available for selection by holders of Litton common stock who elect to receive NNG common stock in exchange for their Litton common stock. The three alternatives will govern the treatment of shares of Litton common stock not exchanged by reason of proration for the class of NNG stock selected by the tendering stockholder. The three alternatives are described below.

   Alternative A. A tendering Litton common stockholder may make an Alternative A election with respect to Litton common stock which is tendered for either NNG common stock or NNG preferred stock. If the total number of NNG common stock elections (including the deemed elections referred to below) exceeds the NNG common stock available, the Alternative A elections will first be reduced, pro rata, to the extent necessary so that the total number of shares of NNG common stock required for common stock elections does not exceed the NNG common stock available. Shares subject to an Alternative A election which are not exchanged for NNG common stock by reason of proration will be exchanged for $80.00 in cash per share of Litton common stock. If the tendering stockholder elects to receive NNG preferred stock, any shares subject to an Alternative A election which are not exchanged for NNG preferred stock by reason of proration will be deemed subject to an Alternative A common stock election.

   While Alternative A may be selected by any holder of Litton common stock, it is expected that Litton stockholders other than Unitrin, Inc./1/ will likely find it in their interest to select either of the following alternatives which are described below:

  . Alternative B, if they wish to maximize the NNG common stock received in the Offer; or

  .  Alternative C, if they wish to receive only NNG preferred stock or cash.

   Alternative B. A tendering Litton common stockholder may make an Alternative B election with respect to Litton common stock which is tendered for either NNG common stock or NNG preferred stock. In the event that proration of elections to receive of NNG common stock is still required after the elimination of shares in accordance with Alternative A elections, holders of shares of Litton common stock who elect Alternative B will have their elections to receive NNG common stock reduced pro rata based on the number of shares covered thereby. Shares subject to an Alternative B election which are not exchanged for NNG common stock by reason of proration will be exchanged for $80.00 in cash per share of Litton common stock. If the tendering Litton common stockholder elects to receive NNG preferred stock, any shares subject to the Alternative B election which are not exchanged for NNG preferred stock by reason of proration will be deemed subject to an Alternative B common stock election.

   Alternative C. An Alternative C election is only available for those Litton common stockholders who elect to receive NNG preferred stock in exchange for tendered shares of Litton common stock. Any such shares which are not exchanged for NNG preferred stock by reason of proration will be exchanged for $80.00 in cash per share.

   If no election among the alternatives described above is made in connection with a tender of Litton common stock for NNG common stock or NNG preferred stock, the tendering stockholder will be deemed to have elected Alternative B.

Tenders for NNG Common Stock

   Each holder who desires to exchange Litton common stock for NNG common stock, must:

  . specify how many shares of Litton common stock shall be exchanged for NNG common stock; and

  . specify how any shares of Litton common stock not exchanged for NNG common stock by reason of proration shall be treated by electing Alternative A or Alternative B, as described above.

   Please indicate below the number of shares of Litton common stock tendered herewith for NNG common stock by filling in the requested information in the following table:

  Name(s) and
address(es) of
  registered
   holder(s)
(Please fill in
  exactly as
    name(s)
 appear(s) on            Litton Common Stock Certificate(s)
    Litton        and Share(s) of Litton common stock tendered of:     Number of shares
 Common Stock          (attach additional list if necessary).          allocated to each
Certificate(s))                  See Instruction 3.                       Alternative
-------------------------------------------------------------------------------------------
                                 Total No. of Shrs.
                  Litton Common   of Litton common  No. of Shrs. of
                      Stock            stock            Litton      Alternative Alternative
                   Certificate     Represented by    common stock        A           B
                   Number(s)*      Certificate(s)     Tendered**     Election    Election
                                  ---------------------------------------------------------

                                  ---------------------------------------------------------

                                  ---------------------------------------------------------

                                  ---------------------------------------------------------

                                  ---------------------------------------------------------

                                  ---------------------------------------------------------
                 Total shares of
                  Litton common
                      stock

* Need not be completed by stockholder delivering by book-entry transfer.
** Unless otherwise indicated it will be assumed that all Litton common stock evidenced by any certificates delivered to the Depositary is being tendered. See Instruction 4.



-------
  /1/ An Alternative A election will be made by Unitrin, as agreed in the stockholder's agreement with respect to all of its Litton stock. By electing Alternative A, Unitrin will assure that if other Litton stockholders do not elect to receive all of the common stock available in the offer, Unitrin will accept up to the remaining NNG common stock available in exchange for the Litton shares owned by it which are not exchanged for NNG preferred stock.

Tenders for NNG Preferred Stock

   Each holder who desires to exchange Litton common stock for NNG preferred stock, must:,

  . specify how many shares of Litton common stock shall be exchanged for NNG preferred stock; and

  . specify how any shares of Litton common stock not exchanged for NNG preferred stock by reason of proration shall be treated by electing Alternative A, Alternative B or Alternative C, as described above.

   Please indicate below the number of shares of Litton common stock tendered herewith for NNG preferred stock by filling in the requested information in the following table:

       Name(s) and address(es) of
          registered holder(s)                 Litton Common Stock Certificate(s) and Share(s) of
   (Please fill in exactly as name(s)                     Litton common stock tendered
               appear(s)                             (attach additional list if necessary).
on hetLitton Common Stock Certificate(s))                      See Instruction 3.
       Name(s) and address(es) of
          registered holder(s)
   (Please fill in exactly as name(s)                   Number of shares
               appear(s)                                allocated to each
on hetLitton Common Stock Certificate(s))                  Alternative
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                               Litton     Total No. of Shrs. of No. of Shrs. of
                                            Common Stock   Litton common stock      Litton
                                             Certificate     Represented by      common stock
                                             Number(s)*      Certificate(s)       Tendered**
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                            Total shares
                                                 of
                                            Litton common
                                                stock
                                            Alternative Alternative Alternative
                                                 A           B           C
                                             Election    Election    Election
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

*  Need not be completed by stockholder delivering by book-entry transfer.
** Unless otherwise indicated it will be assumed that all Litton common stock evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.

                    PREVIOUSLY TENDERED LITTON COMMON STOCK
                       (Completed Letter of Transmittal)

   Holders of shares of Litton common stock who previously completed and returned the Original Letter of Transmittal tendering their shares of Litton common stock and who continue to desire to exchange for Cash the same number of shares of Litton common stock as requested in the Original Letter of Transmittal do not need to take any action. Such tenders will be assigned to NNG.

   Holders of shares of Litton common stock who completed and returned the Original Letter of Transmittal tendering their shares of Litton common stock and who desire now to exchange the shares of Litton common stock so tendered for NNG common stock or NNG preferred stock, must:

  .  complete this new Letter of Transmittal;

  . clearly identify below the number of shares of Litton common stock previously tendered; and

  .  provide below the date of the Original Letter of Transmittal.


   Number of shares of Litton common stock previously tendered
  ------------------------------------------------------------------
   Date of Original Letter of Transmittal

   This Letter of Transmittal is to be completed by stockholders, either if Litton Common Stock Certificates (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer, as referred to below) is utilized, if tender of Litton common stock (as defined below) is to be made by book-entry transfer into the account of EquiServe Trust Company, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in of the Offer. Stockholders who tender Litton common stock by book-entry transfer are referred to herein as "Book-Entry Stockholders." Stockholders whose Litton Common Stock Certificates are not immediately available or who cannot deliver their Litton Common Stock Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Litton common stock according to the guaranteed delivery procedure set forth in of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

                          SPECIAL TENDER INSTRUCTIONS

[_]CHECK HERE IF LITTON COMMON STOCK IS BEING TENDERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER LITTON COMMON STOCK BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution: __________________________________________

     Account Number: _________________________________________________________

     Transaction Code Number: ________________________________________________

[_]CHECK HERE IF LITTON COMMON STOCK IS BEING TENDERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (please enclose a photocopy of such notice of guaranteed delivery):

     Name(s) of Registered Owner(s): _________________________________________

     Window Ticket Number (if any): __________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _____________________

     Name of Institution that Guaranteed Delivery: ___________________________

     Account Number: _________________________________________________________

     Transaction Code Number: ________________________________________________

                  NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 13

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to NNG, Inc., a Delaware corporation ("NNG") and a wholly owned subsidiary of Northrop Grumman Corporation, a Delaware corporation, the above described shares of common stock, par value $1.00 per share (together with the associated rights to purchase preferred stock of Litton Industries, Inc. ("Litton") pursuant to the Rights Agreement dated as of August 17, 1994, as amended December 21, 2000 and January 3, 2001, between Litton and The Bank of New York, the "Litton common stock" and the certificates representing such Litton common stock, the "Litton Common Stock Certificates") of Litton, for the type of consideration elected by the undersigned in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Offer to Purchase or Exchange, dated February 1, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the "Letter of Transmittal," which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the "Offer").

   Subject to, and effective upon, acceptance for payment or exchange of the Litton common stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, NNG all right, title and interest in and to all of the Litton common stock that is being tendered herewith and any and all Litton common stock or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Litton common stock on or after February 1, 2001, and prior to the transfer to the name of NNG (or a nominee or transferee of NNG) on Litton's stock transfer records of the Litton common stock tendered herewith (collectively, a "Distribution"), and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Litton common stock (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Litton Common Stock Certificates (and any Distribution) or transfer ownership of such Litton common stock (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of NNG, (b) present such Litton common stock (and any Distribution) for transfer on the books of Litton, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Litton common stock (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

   The undersigned irrevocably appoints designees of NNG as such undersigned's agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned's rights with respect to the Litton common stock (and any Distribution) tendered by the undersigned and accepted for payment or exchange, as the case may be, by NNG. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, NNG accepts such Litton common stock for payment or exchange. Upon such acceptance for payment or exchange, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Litton common stock (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of NNG will, with respect to the Litton common stock (and any Distribution) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of Litton stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. NNG reserves the right to require that, in order for the Litton common stock to be deemed validly tendered, immediately upon NNG's acceptance of such Litton common stock, NNG must be able to exercise full voting rights with respect to such Litton common stock (and any Distribution), including, without limitation, voting at any meeting of stockholders, subject to applicable law.

   The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned's Litton common stock (and any Distribution) tendered hereby, and (b) when the Litton common stock is accepted for payment or exchange, as the case may be, by NNG, NNG will acquire good, marketable and unencumbered title to the Litton common stock (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to NNG in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or NNG to be necessary or desirable to complete the sale, assignment and transfer of the Litton common stock (and any Distribution) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of NNG any and all Distributions in respect of the Litton common stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, NNG will be, subject to applicable law, entitled to all rights and privileges as the owner of any such Distribution and may withhold the entire purchase price or exchange consideration, as the case may be, or deduct from the purchase price or exchange consideration the amount or value thereof, as determined by NNG, in its sole discretion.

   All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

   Tenders of Litton common stock made pursuant to the Offer are irrevocable, except that Litton common stock tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless theretofore accepted for payment by NNG pursuant to the Offer, may also be withdrawn at any time after Tuesday, March 6, 2001. See the Offer to Purchase.

   The undersigned understands that tenders of Litton common stock pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and NNG upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Litton common stock being tendered.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price (to the extent that cash is elected) or issue any shares of NNG common stock or NNG preferred stock issued in exchange for Litton Common Stock Certificates tendered hereby and/or issue or return any certificate(s) for Litton common stock not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Litton common stock Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price (to the extent that cash is elected) or the certificates for any shares of NNG common stock or NNG preferred stock issued in exchange for Litton common stock tendered hereby and/or any Litton Common Stock Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Litton common stock Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price (to the extent that cash is elected) or issue any shares of NNG stock (and certificates evidencing the same) issued in exchange for Litton common stock tendered hereby and/or any Litton Common Stock Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such stock certificates for NNG stock, or Litton Common Stock Certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Litton common stock tendered herewith by book-entry transfer that are not accepted for payment or exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that NNG has no obligation, pursuant to the Special Payment Instructions, to transfer any Litton common stock from the name(s) of the registered holder(s) thereof if NNG does not accept for payment or exchange any of the Litton common stock so tendered.

[_]CHECK HERE IF ANY LITTON COMMON STOCK CERTIFICATES REPRESENTING LITTON
   COMMON STOCK THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

     Number of shares of Litton common stock represented by lost, stolen or destroyed Litton Common Stock Certificates:

* YOU MUST CONTACT THE TRANSFER AGENT TO HAVE ALL LOST LITTON COMMON STOCK CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH LITTON COMMON STOCK. SEE INSTRUCTION 14 FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)          (See Instructions 1, 5, 6 and 7)


   To be completed ONLY if Litton            To be completed ONLY if Litton
 Common Stock Certificate(s) not           Common Stock Certificate(s) not
 tendered or not accepted for              tendered or not accepted for
 payment and/or the check for the          payment and/or the check for the
 purchase price of Litton common           purchase price of Litton common
 stock accepted for cash payment           stock accepted for cash payment
 of certificates to NNG common or          of certificates to: NNG common or
 preferred stock issued in                 preferred stock issued in
 exchange for Litton common stock          exchange for Litton common stock
 are to be issued in the name of           are to be issued in the name of
 someone other than the                    someone other than the
 undersigned or if shares of               undersigned or to the undersigned
 Litton common stock tendered by           at an address other than that
 book-entry transfer that are not          shown above.
 accepted for payment are to be
 returned by credit to an account
 maintained at the Book-Entry
 Transfer Facility other than that
 designated above.

                                           Issue [_] Check and/or
                                           certificates for NNG stock
                                              [_] Litton Common Stock
                                           Certificate(s) to:

                                           Name: ____________________________

                                                     (Please Print)
 Issue [_] Check and/or                    Address: _________________________
 certificates for NNG stock                __________________________________
    [_] Litton Common Stock                __________________________________
 Certificate(s) to:                                (Include Zip Code)

                                           __________________________________
 Name: ____________________________          (Tax Identification or Social
           (Please Print)                            Security No.)
                                           (See Substitute Form W-9 Included
 Address: _________________________                     Herein)
 __________________________________

 __________________________________
         (Include Zip Code)
 __________________________________
   (Tax Identification or Social
           Security No.)
 (See Substitute Form W-9 Included
              Herein)

 [_]Credit Shares of Litton common
    stock tendered by book-entry
    transfer that are not accepted
    for payment to Depositary to
    the account set forth below:
 __________________________________
 __________________________________
    (Depositary Account Number)

                                   SIGN HERE
                 AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                           Signature(s) of Holder(s)
                       (See guarantee requirement below)

 Dated: ____________ , 2001

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Litton Common Stock Certificate(s). If signed by person(s) to whom the Litton common stock represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 2, 3 and 5.)

 Name(s): ___________________________________________________________________

 ----------------------------------------------------------------------------
                                (Please Print)

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________

 ____________________________________________________________________________

 ____________________________________________________________________________
                                  (Zip Code)

 Area Code and Telephone Number: ____________________________________________

 Tax Identification or Social Security Number: ______________________________


                           GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTIONS 1, 2 AND 5)

 Authorized Signature: ______________________________________________________

 Name: ______________________________________________________________________
                                (Please Print)

 Capacity (full title): _____________________________________________________

 Name of Firm: ______________________________________________________________

 Address: ___________________________________________________________________

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                                  (Zip Code)

 Area Code and Telephone Number: ____________________________________________

 Dated: ____________ , 2001

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if: (a) this Letter of Transmittal is signed by the registered holder(s) of Litton common stock (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Litton common stock) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) such Litton common stock is tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP), or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an "Eligible Institution"'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

   2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if Litton Common Stock Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in the Offer to Purchase. Litton Common Stock Certificates evidencing tendered Litton common stock, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Litton common stock into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Stockholders whose Litton Common Stock Certificates are not immediately available or who cannot deliver their Litton Common Stock Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Litton common stock by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by NNG, must be received by the Depositary on or prior to the Expiration Date; and (c) the Litton Common Stock Certificates (or a Book-Entry Confirmation) representing all tendered Litton common stock in proper form for transfer, in each case, together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Litton Common Stock Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

   The method of delivery of this Letter of Transmittal, Litton Common Stock Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested and properly insured is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent tenders will be accepted and no fractional Litton common stock will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof if by an Eligible Institution), waive any right to receive any notice of the acceptance of their Litton common stock for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the Litton Common Stock Certificate numbers and/or the number of Litton common stock and any other required information should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the shares of Litton common stock evidenced by any Litton Common Stock Certificate submitted are to be tendered, fill in the number of Litton common stock which is to be tendered in the box entitled "Number of Litton common stock Tendered" in the "Description of Litton common stock Tendered." In such cases, new Litton Common Stock Certificates for the Litton common stock that was evidenced by your old Litton Common Stock Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Litton common stock represented by Litton Common Stock Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Litton common stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Litton Common Stock Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Litton common stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Litton common stock is registered in different names on several Litton Common Stock Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Litton Common Stock Certificates.

   If this Letter of Transmittal or any Litton Common Stock Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to NNG of their authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Litton common stock listed and transmitted hereby, no endorsements of Litton Common Stock Certificates or separate stock powers are required unless payment is to be made to, or Litton Common Stock Certificates for Litton common stock not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In such latter case, signatures on such Litton Common Stock Certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Litton Common Stock Certificate(s) listed, the Litton Common Stock Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Litton Common Stock Certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, NNG will pay any stock transfer taxes with respect to the transfer and sale of Litton common stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Litton Common Stock Certificates for Litton common stock not tendered or accepted for payment or exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered Litton Common Stock Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price (or the value of the exchange consideration, if Litton common stock is tendered and exchanged for NNG stock), unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Litton Common Stock Certificate(s) listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, or certificates for any shares of NNG stock issued in exchange for Litton common stock tendered hereby and/or Litton Common Stock Certificates for Litton common stock not tendered or not accepted for payment or exchange are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check or certificates for shares of NNG stock and/or such Litton Common Stock Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Litton common stock not accepted for payment or exchange be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Litton common stock not accepted for payment or exchange will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. Waiver of Conditions. Subject to the terms and conditions of the amended merger agreement (as defined in the Offer to Purchase), the conditions of the Offer (other than the minimum tender condition) may be waived by NNG in whole or in part at any time and from time to time in its sole discretion.

   9. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a stockholder whose tendered Litton common stock is accepted for payment or exchange pursuant to the Offer may be subject to backup withholding at a rate of 31%. To prevent backup withholding on any payment made to a stockholder pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's current taxpayer identification number ("TIN") by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such stockholder is awaiting a TIN), and that (i) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) after being so notified, the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, such stockholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Litton common stock pursuant to the Offer may be subject to backup withholding (see below).

   Each stockholder is required to give the Depositary the TIN (e.g., Social Security number or employer identification number) of the record holder of the Litton common stock. If the Litton common stock is registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the stockholder has furnished the Depositary with his or her TIN by the time payment is made. A stockholder who checks the box in Part 3 in lieu of furnishing such stockholder's TIN should furnish the Depositary with such stockholder's TIN as soon as it is received.

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, a stockholder who is exempt from backup withholding should complete the Substitute Form W-9 by providing his or her correct TIN, signing and dating the form, and writing exempt on the face of the form. A stockholder who is a foreign individual or a foreign entity should also submit to the Depositary a properly completed Form W-8, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalty of perjury, attesting to the stockholder's exempt status. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

   10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery also may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

   11. Lost, Destroyed or Stolen Certificates. If any Litton Common Stock Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent at (800) 432-0140. The stockholder then will be instructed as to the steps that must be taken in order to replace the Litton Common Stock Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Litton Common Stock Certificates have been followed.

   Important: This Letter of Transmittal (or a facsimile hereof), together with Litton Common Stock Certificates or confirmation of book-entry transfer or the Notice of Guaranteed Delivery, and all other required documents, must be received by the Depositary on or prior to the Expiration Date.

                            EQUISERVE TRUST COMPANY

 SUBSTITUTE             Part 1--PLEASE PROVIDE YOUR    Social Security Number
 Form W-9               TIN IN THE BOX AT THE RIGHT              OR
                        AND CERTIFY BY SIGNING AND     Employer Identification
                        DATING BELOW                           Number

 Department of                                         ----------------------
 the Treasury


 Internal Revenue
 Service
-------------------------------------------------------------------------------

 EquiServe Trust
 Company's Request for
 Taxpayer
 Identification Number
 ("TIN")
 Part 2--Certificate--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) after being so notified, the IRS has notified me that I am no longer subject to backup withholding.
-------------------------------------------------------------------------------
 Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that your are no longer subject to backup withholding, do not cross out such item (2).
-------------------------------------------------------------------------------

                                                            [_] Part 3--
 Signature :__________________________________________      Awaiting TIN

 Name: ________________________ Date :_______________
 Address: ____________________________________________
                    (Please Print)


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

 Signature :_______________________      Date :_____________ , 2001

   Questions and requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                    The Information Agent for the Offer is:

              [LOGO OF GEORGESON SHAREHOLDER COMMUNICATIONS INC.]

                          17 State Street, 10th floor
                            New York, New York 10004

                Bankers and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

                      The Dealer Manager for the Offer is:

                              Salomon Smith Barney

                              388 Greenwich Street
                            New York, New York 10013

                         Call Toll Free: (877) 319-4978

  For holders of Series B $2 Cumulative Preferred Stock of Litton Industries,
                                     Inc.

                             LETTER OF TRANSMITTAL
          To Tender Shares of Series B $2 Cumulative Preferred Stock
                                      of
                            Litton Industries, Inc.
                                      at
            $35.00 net per share, in cash, not subject to proration
     Pursuant to the Offer to Purchase or Exchange Dated February 1, 2001
                                      of
                                  NNG, Inc.,
                         a wholly owned subsidiary of
                         Northrop Grumman Corporation

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON THURSDAY, MARCH 1, 2001, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                            EQUISERVE TRUST COMPANY

            By Mail:                            By Hand:                    By Overnight Delivery:
     EQUISERVE TRUST COMPANY            EQUISERVE TRUST COMPANY            EQUISERVE TRUST COMPANY
         P.O. Box 842010              c/o Securities Transfer and            40 Campanelli Drive
      Boston, Massachusetts             Reporting Services, Inc.           Braintree, Massachusetts
           02284-2010                 100 William Street--Galleria                  02184
                                        New York, New York 10038

            By Facsimile Transmission:                    By Confirmation Receipt of Facsimile
         (for Eligible Institutions Only)                          by Telephone Only:
                  (781) 575-4826                                     (781) 575-4816
                        or
                  (781) 575-4827

   Delivery of this Letter of Transmittal to an address other than as set forth above, or transmissions of instructions via a facsimile number other than as set forth above, will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. You must sign this Letter of Transmittal in the appropriate space provided therefor, with signature guarantee if required, and complete the substitute form W-9 set forth below. See Instruction 9.

                      DESCRIPTION OF PREFERRED SHARES TENDERED
--------------------------------------------------------------------------------------------
                                                          Preferred Share Certificate(s)
      Name(s) and Address(es) of Registered Holder(s)      and Preferred Shares Tendered
       (Please fill in, if blank, exactly as name(s)     (Attach additional signed list if
        appear(s) on Preferred Share Certificate(s))       necessary) See Instruction 3.
--------------------------------------------------------------------------------------------
                                                                    Total Number
                                                                    of Preferred
                                                        Preferred      Shares     Number of
                                                          Share     Represented   Preferred
                                                       Certificate      by          Shares
                                                       Number(s)*  Certificate(s) Tendered**
                                                 -------------------------------------------

                                                 -------------------------------------------

                                                 -------------------------------------------

                                                 -------------------------------------------

                                                 -------------------------------------------

                                                 -------------------------------------------
                                                        Total
                                                       Preferred
                                                        Shares

 * Need not be completed by stockholder delivering by book-entry transfer.

** Unless otherwise indicated it will be assumed that all Litton preferred stock evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.

   This Letter of Transmittal is to be completed by holders, either if Preferred Share Certificates (as defined below) are to be forwarded herewith or, unless an "agent's message" (as defined in the Offer to Purchase, as referred to below) is utilized, if tenders of shares of Litton preferred stock (as defined below) are to be made by book-entry transfer into the account of EquiServe Trust Company, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Offer Procedures for Tendering" in the Offer to Purchase. Stockholders who tender Litton preferred stock by book-entry transfer are referred to herein as "Book-Entry Stockholders." Litton stockholders whose Preferred Share Certificates are not immediately available or who cannot deliver their Preferred Share Certificates and all other required documents to the Depositary on or prior to the expiration date of the Offer, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their shares of Litton preferred stock according to the guaranteed delivery procedure set forth in "The Offer Procedures for Tendering" in the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                          SPECIAL TENDER INSTRUCTIONS

[_]CHECK HERE IF PREFERRED SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER PREFERRED SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution: _____________________________________________

   Account Number: ____________________________________________________________

   Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF PREFERRED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (please enclose a photocopy of such notice of guaranteed delivery):

   Name of Registered Owner(s): _______________________________________________

   Window Ticket Number (if any): _____________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Institution that Guaranteed Delivery: ______________________________

   Account Number: ____________________________________________________________

   Transaction Code Number: ___________________________________________________

                  NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 6

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to NNG, Inc., a Delaware corporation ("NNG") and a wholly owned subsidiary of Northrop Grumman Corporation, a Delaware corporation, the above described shares of Series B $2 Cumulative Preferred Stock, par value $5.00 per share (the "Litton preferred stock" and the certificates representing such Litton preferred stock, the "Preferred Share Certificates") of Litton Industries, Inc., a Delaware corporation ("Litton"), at a price of $35.00 per share of Litton preferred stock, net to the seller in cash, less any required withholding of taxes and without the payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase or Exchange, dated February 1, 2001 (the "Offer to Purchase or Exchange"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the "Letter of Transmittal," which, together with the Offer to Purchase or Exchange, as each may be amended or supplemented from time to time, collectively constitute the "Offer").

   Subject to, and effective upon, acceptance for payment of the shares of Litton preferred stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, NNG all right, title and interest in and to all of the shares of Litton preferred stock that is being tendered hereby and any and all Litton preferred stock or other securities issued, paid or distributed or issuable, payable or distributable in respect of such shares of Litton preferred stock on or after February 1, 2001, and prior to the transfer to the name of NNG (or a nominee or transferee of NNG) on Litton's stock transfer records (collectively, a "Distribution"), and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such shares of Litton preferred stock (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Preferred Share Certificates (and any Distribution) or transfer ownership of such shares of shares of Litton preferred stock (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of NNG, (b) present such shares of Litton preferred stock (and any Distribution) for transfer on the books of Litton, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Litton preferred stock (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

   The undersigned irrevocably appoints designees of NNG as such undersigned's agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned's rights with respect to the shares of Litton preferred stock (and any Distribution) tendered by the undersigned and accepted for payment by NNG. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, NNG accepts such shares of Litton preferred stock for payment. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such shares of Litton preferred stock (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of NNG will, with respect to the shares of Litton preferred stock (and any Distribution) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of Litton stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. NNG reserves the right to require that, in order for the shares of Litton preferred stock to be deemed validly tendered, immediately upon NNG's acceptance of such shares of Litton preferred stock, NNG must be able to exercise full voting rights with respect to such shares of Litton preferred stock (and any Distribution), including, without limitation, voting at any meeting of Litton stockholders subject to applicable law.

   The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned's shares of Litton preferred stock (and any Distribution) tendered hereby, and (b) when the shares of Litton preferred stock are accepted for payment by NNG, NNG will acquire good, marketable and unencumbered title to the shares of Litton preferred stock (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to NNG in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or NNG to be necessary or desirable to complete the sale, assignment and transfer of the shares of Litton preferred stock (and any Distribution) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of NNG any and all Distributions in respect of the shares of Litton preferred stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, NNG will be, subject to applicable law, entitled to all rights and privileges as the owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by NNG, in its sole discretion.

   All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

   Tenders of Litton preferred stock made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless theretofore accepted for payment by NNG pursuant to the Offer, may also be withdrawn at any time after Tuesday, March 6, 2001. See "The Offer--Withdrawal Rights" in the Offer to Purchase.

   The undersigned understands that tenders of Litton preferred stock pursuant to any of the procedures described in "The Procedures for Tendering" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and NNG upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Litton preferred stock being tendered.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) for shares of Litton preferred stock not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Litton preferred stock Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any certificate(s) for shares of Litton preferred stock not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Litton preferred stock Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or any Preferred Share Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Preferred Share Certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any shares of Litton preferred stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that NNG has no obligation, pursuant to the Special Payment Instructions, to transfer any shares of Litton preferred stock from the name(s) of the registered holder(s) thereof if NNG does not accept for payment any of the shares of Litton preferred stock so tendered.

[_]CHECK HERE IF ANY PREFERRED SHARE CERTIFICATES REPRESENTING LITTON PREFERRED
   STOCK THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION
   11.

Number of shares of Litton preferred stock represented by lost, stolen or destroyed Preferred
Share Certificates:

* YOU MUST CONTACT THE TRANSFER AGENT TO HAVE ALL LOST PREFERRED SHARE CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH LITTON PREFERRED STOCK. SEE INSTRUCTION 11 FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

** IF YOU PREVIOUSLY TENDERED YOUR SHARES OF LITTON COMMON STOCK PURSUANT TO
   THE OFFER TO PURCHASE DATED JANUARY 5, 2001 AND STILL WANT TO TENDER THOSE SHARES, YOU DO NOT NEED TO DO ANYTHING. TO CHECK THE STATUS OF YOUR PREVIOUS TENDER, PLEASE CALL THE INFORMATION AGENT, GEORGESON SHARESHOLDER COMMUNICATIONS INC. TOLL FREE AT (800) 223-2064.

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 5, 6, and 7)          (See Instructions 1, 5, 6 and 7)


    To be completed ONLY if                   To be completed ONLY if
 Preferred Share Certificate(s)            Preferred Share Certificate(s)
 not tendered or not accepted for          not tendered or not accepted for
 payment and/or the check for the          payment and/or the check for the
 purchase price of shares of               purchase price of Litton
 Litton preferred stock accepted           preferred stock accepted for
 for payment are to be issued in           payment are to be issued in the
 the name of someone other than            name of someone other than the
 the undersigned or if Litton              undersigned or to the undersigned
 preferred stock tendered by book-         at an address other than that
 entry transfer that are not               shown above.
 accepted for payment are to be
 returned by credit to an account
 maintained at the Book-Entry
 Transfer Facility other than that
 designated above.

                                           Issue [_] Check
                                           and/or [_] Preferred Share
                                                             Certificate(s)
                                                             to:

                                           Name: ____________________________

                                                     (Please Print)
 Issue [_] Check                           Address: _________________________
 and/or [_] Preferred Share                __________________________________
                   Certificate(s) to:

                                           __________________________________
 Name: ____________________________        __________________________________
           (Please Print)                  __________________________________
 Address: _________________________                        (Include Zip Code)
     _____________________________         __________________________________
     _____________________________           (Tax Identification or Social
                 (Include Zip Code)                  Security No.)
 __________________________________        (See Substitute Form W-9 Included
   (Tax Identification or Social                        Herein)
           Security No.)

 (See Substitute Form W-9 Included
              Herein)

 [_] Credit shares of Litton
 preferred stock tendered by book-
 entry transfer that are not
 accepted for payment to
 Depositary to the account set
 forth below:
 __________________________________
 __________________________________
    (Depositary Account Number)

                                   SIGN HERE
                (And Complete Accompanying Substitute Form W-9)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                           Signature(s) of Holder(s)
                       (See guarantee requirement below)

 Dated: ______________________________________________________________ , 2001

 Must be signed by registered holder(s) exactly as name(s) appear(s) on the Preferred Share Certificate(s). If signed by person(s) to whom the shares of Litton preferred stock represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. (See Instructions 2, 3 and 5.)

 Name(s): ___________________________________________________________________

 ----------------------------------------------------------------------------
                                (Please Print)

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________
                                  (Zip Code)

 Area Code and Telephone No.: _______________________________________________


 Tax Identification or Social Security No.: _________________________________


                           GUARANTEE OF SIGNATURE(S)
                         (See Instructions 1, 2 And 5)

 Authorized Signature: ______________________________________________________

 Name: ______________________________________________________________________
                                (Please Print)

 Capacity (full title): _____________________________________________________

 Name of Firm: ______________________________________________________________

 Address: ___________________________________________________________________

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                                  (Zip Code)

 Area Code and Telephone No.: _______________________________________________

 Dated: ______________________________________________________________ , 2001

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if: (a) this Letter of Transmittal is signed by the registered holder(s) of shares of Litton preferred stock (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares of Litton preferred stock) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) such shares of Litton preferred stock are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP), or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an "Eligible Institution"'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

   2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if Preferred Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in "The Offer-Procedures for Tendering" in the Offer to Purchase. Preferred Share Certificates evidencing tendered shares of Litton preferred stock, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of shares of Litton preferred stock into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an "agent's message" in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the expiration date of the Offer. Litton stockholders whose Preferred Share Certificates are not immediately available or who cannot deliver their Preferred Share Certificates and all other required documents to the Depositary on or prior to the expiration date of the Offer or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their shares of Litton preferred stock by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Offer-Procedures for Tendering" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by NNG, must be received by the Depositary on or prior to the Expiration Date; and (c) the Preferred Share Certificates (or a Book-Entry Confirmation) representing all tendered shares of Litton preferred stock in proper form for transfer, in each case, together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an agent's message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Preferred Share Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

   The method of delivery of this Letter of Transmittal, Preferred Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested and properly insured is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent tenders will be accepted and no fractional shares of Litton preferred stock will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof if by an Eligible

Institution), waive any right to receive any notice of the acceptance of their shares of Litton preferred stock for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the Preferred Share Certificate numbers and/or the number of shares of Litton preferred stock and any other required information should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the shares of Litton preferred stock evidenced by any Preferred Share Certificate submitted are to be tendered, fill in the number of shares of Litton preferred stock which is to be tendered in the box entitled "Number of shares of Litton preferred stock Tendered" in the "Description of Litton preferred stock Tendered." In such cases, new Preferred Share Certificates for the shares of Litton preferred stock that were evidenced by your old Preferred Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Offer. All shares of Litton preferred stock represented by Preferred Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Litton preferred stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Preferred Share Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the shares of Litton preferred stock tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered shares of Litton preferred stock is registered in different names on several Preferred Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Preferred Share Certificates.

   If this Letter of Transmittal or any Preferred Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to NNG of their authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the shares of Litton preferred stock listed and transmitted hereby, no endorsements of Preferred Share Certificates or separate stock powers are required unless payment is to be made to, or Preferred Share Certificates for Litton preferred stock not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In such latter case, signatures on such Preferred Share Certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Preferred Share Certificate(s) listed, the Preferred Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Preferred Share Certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, NNG will pay any applicable stock transfer taxes with respect to the transfer and sale of shares of Litton preferred stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Preferred Share Certificates for shares of Litton preferred stock not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Preferred Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price, if applicable, unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Preferred Share Certificate(s) listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Preferred Share Certificates for Litton preferred stock not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Preferred Share Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Litton preferred stock not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Litton preferred stock not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. Waiver of Conditions. Subject to the terms and conditions of the amended merger agreement (as defined in the Offer to Purchase), the conditions of the Offer (other than minimum tender condition) may be waived by NNG in whole or in part at any time and from time to time in its sole discretion.

   9. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a stockholder whose tendered shares of Litton preferred stock accepted for payment pursuant to the Offer is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 and to certify that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN). If such stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, such stockholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to shares of Litton preferred stock pursuant to the Offer may be subject to backup withholding (see below).

   A Litton stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the stockholder has furnished the Depositary with his or her TIN within 60 days. A Litton stockholder who checks the box in Part 3 in lieu of furnishing such stockholder's TIN should furnish the Depositary with such stockholder's TIN as soon as it is received.

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status (Form W-8). Forms for such statements can be obtained from the Depositary. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

   10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery also may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

   11. Lost, Destroyed or Stolen Certificates. If any Preferred Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent at (800) 432-0140. The stockholder then will be instructed as to the steps that must be taken in order to replace the Preferred Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Preferred Share Certificates have been followed.

   Important: This Letter of Transmittal (or a facsimile hereof), together with Preferred Share Certificates or confirmation of book-entry transfer or the Notice of Guaranteed Delivery, and all other required documents, must be received by the Depositary on or prior to the Expiration Date.

                           EQUISERVE TRUST COMPANY:

 SUBSTITUTE             Part 1--PLEASE PROVIDE YOUR    Social Security Number
 Form W-9               TIN IN THE BOX AT RIGHT AND              OR
 Department of          CERTIFY BY SIGNING AND         Employer Identification
 the Treasury           DATING BELOW.                          Number

 Internal Revenue
 Service                                               ----------------------

 EquiServe Trust Company's
 Request for Taxpayer
 Identification Number ("TIN")
-------------------------------------------------------------------------------
 Part 2--Certification--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
-------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
-------------------------------------------------------------------------------

                                                            [_] Part 3--
 SIGNATURE: _____________________________________           Awaiting TIN


 NAME: ________________________  DATE: ______ , 2001
         (Please Print)


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

 Signature: _______________________      Date: _____________ , 2001

   Questions and requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                    The Information Agent for the Offer is:

              [LOGO OF GEORGESON SHAREHOLDER COMMUNICATIONS INC.]

                          17 State Street, 10th floor
                            New York, New York 10004

                Bankers and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

                      The Dealer Manager for the Offer is:

                              Salomon Smith Barney

                              388 Greenwich Street
                            New York, New York 10013

                         Call Toll Free: (877) 319-4978